The following certification is provided by the undersigned Treasurer of Bridge Bancorp, Inc. on the basis of such officer’s knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

As adopted pursuant to

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bridge Bancorp, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on May 14, 2003, (the “Report”), I, Thomas J. Tobin , President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations                      of the Company.

                                                        /s/ Thomas J. Tobin
                                                        Name: Thomas J. Tobin
                                                        Title: President and Chief Financial Officer
                                                        Date: May 14, 2003